EXHIBIT 21


                  Set forth below is a list of MEDIQ's subsidiaries, as of December 20, 1996, with their respective states of incorporation, names under which they do business and the percentage of their voting securities owned by the Company as of such date.


=============================================================================================================
Name                                                                 State of                   Percentage of
                                                                     Incorporation              Ownership
-------------------------------------------------------------------------------------------------------------
Alpha Health Consultants, Inc. (1)                                        DE                         100
-------------------------------------------------------------------------------------------------------------
American Cardiovascular Imaging Labs, Inc. (2)                            PA                         100
-------------------------------------------------------------------------------------------------------------
Health Examinetics, Inc.                                                  DE                         100
-------------------------------------------------------------------------------------------------------------
MDTC Haddon, Inc. (3)                                                     DE                         100
-------------------------------------------------------------------------------------------------------------
MEDIQ Diagnostic Centers Inc.                                             DE                         100
-------------------------------------------------------------------------------------------------------------
MEDIQ Diagnostic Centers-I Inc. (3)                                       DE                         100
-------------------------------------------------------------------------------------------------------------
MEDIQ Imaging Services, Inc.                                              DE                         100
-------------------------------------------------------------------------------------------------------------
MEDIQ Investment Services, Inc.                                           DE                         100
-------------------------------------------------------------------------------------------------------------
MEDIQ Management Services, Inc.                                           DE                         100
-------------------------------------------------------------------------------------------------------------
MEDIQ Mobile X-Ray Services, Inc.                                         DE                         100
-------------------------------------------------------------------------------------------------------------
MEDIQ/PRN Life Support Services, Inc. (4)                                 DE                         100
-------------------------------------------------------------------------------------------------------------
MEDIQ Services, Inc.                                                      DE                         100
-------------------------------------------------------------------------------------------------------------
P.I. Corporation (5)                                                      DE                         100
-------------------------------------------------------------------------------------------------------------
PRN Holdings, Inc.                                                        DE                         100
-------------------------------------------------------------------------------------------------------------
Thera-Kinetics Acquisition Corporation                                    NJ                         100
=============================================================================================================

--------------------------------
(1)      Subsidiary of MEDIQ Management Services, Inc.
(2)      Subsidiary of MEDIQ Imaging Services, Inc.
(3)      Subsidiary of MEDIQ Diagnostics Inc.
(4)      Subsidiary of PRN Holdings, Inc.
(5)      Subsidiary of MEDIQ Investment Services, Inc.